UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 3, 2005

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 0-8328                                     84-0608431
         (Commission File Number)                         (I.R.S. Employer
                                                          Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

          5405 Spine Road, Boulder, Colorado                    80301
          (Address of Principal Executive Offices)              (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The material agreements described below will be filed as exhibits to Dynamic Material Corporation's Form 10-K for the year ended December 31, 2004.

Yvon Cariou Employment Agreement

     On March 3, 2005, Dynamic Materials Corporation (the "Company") entered into an Employment Agreement with Yvon Cariou, who will continue to serve as President and Chief Executive Officer of the Company. Mr. Cariou's agreement is effective as of January 1, 2005 until terminated (i) at any time with Cause (as defined in the Employment Agreement) or (ii) upon one year's written notice of termination or the payment of one year's salary, including a bonus for such period, for any reason other than Cause. The agreement provides for an annual base salary of $290,000 with annual adjustments at the discretion of the Board of Directors of the Company. The agreement also provides for annual incentive compensation, with the maximum percentage for 2005 set at 50% of base salary. An extra bonus may be paid based on 4% of pre-tax income, before extraordinary items above 110% of budget. Mr. Cariou will be eligible to receive options to purchase shares of the common stock of the Company under the Company's 1997 Equity Incentive Plan (the "Option Plan"), subject to the terms and conditions of such plan and the terms and conditions of the option agreement.

     The Employment Agreement with Mr. Cariou also contains non-competition and non-solicitation covenants. These covenants, as described in the Employment Agreement, are effective during employment and for a period of 2 years following termination of employment.

John G. Banker Employment Agreement

     On March 3, 2005, the Company entered into an Employment Agreement with John G. Banker, who will continue to serve as Vice President Marketing and Sales, Clad Metal Division of the Company. Mr. Banker's agreement is effective during the initial term beginning on January 1, 2005 and ending on December 31, 2007, unless otherwise terminated by either party pursuant to the terms of the agreement. Prior to the expiration of the initial term, the parties may negotiate a new employment contract or the agreement may be automatically extended. After the expiration of the initial term, the agreement may be terminated (i) at any time with Cause (as defined in the Employment Agreement) or (ii) upon one year's written notice of termination or the payment of one year's salary, including a bonus for such period, for any reason other than Cause. The agreement provides for an annual base salary of $200,000 with annual adjustments at the discretion of the Board of Directors of the Company. The agreement also provides for annual incentive compensation, with the maximum percentage for 2005 set at 60% of base salary. Mr. Banker will be eligible to receive options to purchase shares of the common stock of the Company under the Company's Option Plan, subject to the terms and conditions of such plan and the terms and conditions of the option agreement.

     The Employment Agreement with Mr. Banker also contains non-competition and non-solicitation covenants. These covenants, as described in the Employment Agreement, are effective during employment and for a period of 2 years following termination of employment.


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Richard A. Santa Employment Agreement

     On March 3, 2005, the Company entered into an Employment Agreement with Richard A. Santa, who will continue to serve as Vice President and Chief Financial Officer of the Company. Mr. Santa's agreement is effective as of January 1, 2005 until terminated (i) at any time with Cause (as defined in the Employment Agreement) or (ii) upon one year's written notice of termination or the payment of one year's salary, including a bonus for such period, for any reason other than Cause. The agreement provides for an annual base salary of $223,500 with annual adjustments at the discretion of the Board of Directors of the Company. The agreement also provides for annual incentive compensation, with the maximum percentage for 2005 set at 40% of base salary. Mr. Santa will be eligible to receive options to purchase shares of the common stock of the Company under the Company's Option Plan, subject to the terms and conditions of such plan and the terms and conditions of the option agreement.

     The Employment Agreement with Mr. Santa also contains non-competition and non-solicitation covenants. These covenants, as described in the Employment Agreement, are effective during employment and for a period of 1 year, with respect to non-competition, and 2 years, with respect to non-solicitation, following termination of employment.

Item 7.01 Regulation FD Disclosure

     On March 9, 2005, the Company issued a press release announcing that it has received an order valued at more than $5.3 million for work on a nickel hydrometallurgy project in New Caledonia. The information contained in this Item
7.01 (including the exhibit hereto) shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of this press release is attached hereto as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits

          (c)  Exhibits.

          99.1 Press Release dated March 9, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DYNAMIC MATERIALS CORPORATION


                                      By:  /s/ Richard A. Santa
                                           ----------------------------------
                                           Richard A. Santa
                                           Vice President and Chief Financial
                                           Officer



Dated:  March 9, 2005




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                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release dated March 9, 2005